Exhibit 99.1

      [Letterhead of Trien Rosenberg Rosenberg Weinberg Ciullo & Fazzari LLP]

July 10, 2007

Securities & Exchange Commission
Washington, DC 20549

Gentlemen:

We have read Item 4.02 of the current report on Form 8-K of Liberty Tax Credit Plus III, L.P., and we agree with the statements contained therein insofar as they relate to our Firm.

Very truly yours,

/s/ TRIEN ROSENBERG ROSENBERG
    WEINBERG CIULLO & FAZZARI LLP